EXHIBIT 99.1

MI4E DEVICE MANAGEMENT AB
BALANCE SHEETS AS OF MARCH 16, 2005 AND JUNE 30, 2004
(Amounts in thousands)

	March 16, 2005			June 30, 2004
	Swedish Krona		US dollars*	Swedish Krona
			(unaudited)

ASSETS
Current assets:
Cash and cash equivalents	SEK	2,053	$303	SEK	330
Accounts receivable		957	141		521
Unbilled revenue		75	11		127
Income tax receivable		33	5		12
Other receivables		78	12		146

Total current assets		3,196	472		1,136
Property and equipment		170	25		206

	SEK	3,366	$497	SEK	1,342

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	SEK	556	$81	SEK	50
Accrued liabilities		166	25		146
Deferred revenue		1,493	221		—
Related party liabilities		—	—		109
Other current liabilities		181	27		47

Total current liabilities		2,396	354		352

Deferred tax liabilities		—	—		4

Long term liability to credit institutions		730	108		904

Shareholders’ equity:
Share capital		100	15		100
Additional paid-in capital		409	60		—
Accumulated deficit		(269)	(40)		(18)

Total shareholders’ equity		240	35		82

	SEK	3,366	$497	SEK	1,342

*	Convenience translation at March 16, 2005 using exchange rate of US$ 1.00 = 6.77 Swedish Krona.
The accompanying notes are an integral part of these consolidated financial statements.

MI4E DEVICE MANAGEMENT AB
STATEMENTS OF OPERATIONS FOR THE 8.5 MONTHS ENDED MARCH 16, 2005 AND THE YEAR ENDED JUNE 30, 2004
(Amounts in thousands)

	March 16, 2005			June 30, 2004
	Swedish Krona		US Dollars*	Swedish Krona
			(unaudited)

Net revenues	SEK	3,616	$534	SEK	3,890

Operating expenses:
Sales and marketing		1,278	189		1,566
Research and development		1,314	194		1,248
General and administrative		1,235	182		1,035

Total operating expenses		3,827	565		3,849

Operating income (loss)		(211)	(31)		41
Interest (expense)		(44)	(7)		(55)

Loss before taxes		(255)	(38)		(14)
Income taxes		4	1		(4)

Net loss	SEK	(251)	$(37)	SEK	(18)

*	Convenience translation at March 16, 2005 using exchange rate of US$ 1.00 = 6.77 Swedish Krona.
The accompanying notes are an integral part of these consolidated financial statements

MI4E DEVICE MANAGEMENT AB
STATEMENTS OF CASH FLOW FOR THE 8.5 MONTHS ENDED MARCH 16, 2005 AND THE YEAR ENDED JUNE 30, 2004
(Amounts in thousands)

	March 16, 2005			June 30, 2004
	Swedish Krona		US Dollars*	Swedish Krona
			(unaudited)
Cash flows from operating activities:
Net loss	SEK	(251)	$(37)	SEK	(18)
Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation		36	6		52
Expenses having no cash flow effect**		—	—		109
Increase (decrease) in accrued interest liabilities***		(18)	(2)		20
Deferred income taxes		(4)	(1)		4
Net changes in assets and liabilities:
Accounts receivable		(436)	(64)		(521)
Unbilled revenue		52	8		(127)
Other receivable		47	7		(158)
Accounts payable		506	75		50
Other short-term liabilities		134	20		47
Accrued expenses		38	6		126
Deferred revenue		1493	222		—

Cash flows from operating activities		1597	240		(416)

Cash flows from investing activities:
Purchases of property and equipment		—	—		(258)

Cash flows from investing activities		—	—		(258)

Cash flows from financing activities:
Issuance of shares		—	—		100
Capital contribution		300	44		—
Proceeds from note payable		—	—		904
Repayment of note payable		(174)	(25)		—
Cash flows from financing activities		126	19		1004

Net change in cash and cash equivalents		1723	259		330

Cash at beginning of period		330	44		—

Cash at end of period	SEK	2053	$303	SEK	330

*	Convenience translation at March 16, 2005 using exchange rate of US$ 1.00 = 6.77 Swedish Krona.
**	Non-cash transactions: During the year ended June 30, 2004 the shareholders paid expenses on behalf of Mi4e in the amount of SEK 109 with the intention that they would be repaid. Because of Mi4e’s cash requirements such payment could not be made and the debt was converted into additional paid-in capital on March 16, 2005.
***	Interest paid during the 8.5 month period ended March 16, 2005 and the year ended June 30, 2004 amounted to SEK 62 and SEK 35, respectively. Taxes paid during the 8.5 month period ended March 16, 2005 and the year ended June 30, 2004 amounted to SEK 21 and SEK 12 respectively.
The accompanying notes are an integral part of these consolidated financial statements.

MI4E DEVICE MANAGEMENT AB
NOTES TO FINANCIAL STATEMENTS

Note 1 —	Summary of Significant Accounting Policies:
Convenience translation (unaudited)
      The Company maintains its accounting records and prepares its financial statements in Swedish Krona. The United States dollar amounts disclosed in the accompanying financial statements are presented solely for the convenience of the reader at the March 16, 2005 rate of SEK 6.77 to the dollar. Such translations should not be construed as representations that the Swedish Krona amounts represent, or have been or could be converted into, United States dollars at that or any other rate.
Organization and business
      Mi4e Device Management AB was registered on July 1, 2003 and commenced operations on September 9, 2003, at which date the assets and liabilities of an unrelated bankruptcy estate having operated under the name of Mi4e Global AB were acquired. The Company currently develops, markets and supports software technologies that enable mobile operators and phone manufacturers to update the firmware of mobile devices using standard over-the-air data networks.
Use of estimates
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Financial instruments
      We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. Amounts reported for cash and cash equivalents, receivables, accounts payable and accrued liabilities are considered to approximate fair value primarily due to their short maturities.
Revenue recognition
      We primarily entered into license arrangements for the sale of our products to OEMs and distributors. Service revenues were derived from non-recurring engineering activities, from training and from annual maintenance contracts.
      Revenue from licenses is recognized when persuasive evidence of an agreement exists, delivery of the product has occurred, the fee is fixed or determinable, and collectibility is probable. For contracts with multiple elements, and for which vendor-specific objective evidence of fair value for the undelivered elements exists, we recognize revenue for the delivered elements using the residual method as prescribed by Statement of Position (“SOP”) No 98-9, “Modification of SOP No 97-2 with Respect to Certain Transactions”. If vendor-specific objective evidence does not exist for all undelivered elements, all revenue is deferred until evidence exists, or all elements have been delivered. Generally we have vendor-specific objective evidence of fair value for the maintenance element of software arrangements based on the renewal rates for maintenance in future years as specified in the contracts. In such cases, we invoice the maintenance revenue periodically in arrears and recognize it ratably over the period during which the maintenance is provided, which generally commences on the date the software is delivered. Vendor-specific objective evidence of fair value for the service element is determined based on the price charged when those services are sold separately.
      We do not grant return rights or price protection under license agreements for our products.
Property and equipment
      Property and equipment is recorded at the lesser of cost or fair value, less accumulated depreciation and amortization. Depreciation and amortization is provided using the straight-line method over the estimated useful lives of five years. When property and equipment is retired or otherwise disposed of, the cost and

MI4E DEVICE MANAGEMENT AB
NOTES TO FINANCIAL STATEMENTS — (Continued)
accumulated depreciation are relieved from the accounts and the net gain or loss is included in the determination of income.
Foreign currency translation
      Our functional currency for our operations is the Swedish Krona.
      We conduct most of our business in Euros and Swedish Krona. All amounts included in the financial statements and in the notes herein are in Swedish Krona. The exchange rate used between the Euro and the Swedish Krona was 9.09 and 9.14 per Euro at March 16, 2005 and June 30, 2004, respectively.
Software development costs
      We capitalize internal software development costs incurred after technological feasibility has been demonstrated. We define establishment of technological feasibility as the completion of a working model. Such capitalized amounts are amortized commencing with the introduction of that product at the greater of the straight-line basis utilizing its estimated economic life, generally six months to one year, or the ratio of actual revenues achieved to the total anticipated revenues over the life of the product. At March 16, 2005 and June 30, 2004 no software development costs were capitalized.
Research and development
      We expense the cost of research and development as incurred. Research and development expenses consist primarily of personnel costs, contractors, overhead costs relating to occupancy, software support and maintenance and equipment depreciation.
Income taxes
      We account for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in our financial statements or tax returns. In estimating future tax consequences, we generally consider all expected future events other than enactments of changes in the tax law or rates.
Concentrations of risk
      Financial instruments that potentially subject us to significant concentrations of credit risk consist principally of cash, cash equivalents and trade accounts receivable. We place our cash and cash equivalents in bank accounts and certificates of deposit with high credit quality financial institutions.
      We sell our products primarily to mobile network operators, original equipment manufacturers and distributors. We perform ongoing credit evaluations of our customers’ financial condition and generally require no collateral from our customers. We maintain an allowance for uncollectible accounts receivable based upon the expected collectibility of all accounts receivable. At March 16, 2005 and June 30, 2004 our allowances for uncollectible accounts were SEK 157 and SEK 0 respectively. At March 16, 2005 and June 30, 2004, two customers accounted for 89% and 96% of our accounts receivables, respectively. For the 8.5 month period ended March 16, 2005 70% of our revenues were from our four largest customers and the balance was from a further six customers. For the year ended June 30, 2004 75% of our revenues were from our three largest customers and the balance was from a further six customers.
Comprehensive income
      Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (“SFAS 130”), requires that all items recognized under accounting standards as components of comprehensive income (loss), be reported in an annual statement that is displayed with the same prominence as other annual financial statements. SFAS 130 also requires that an entity classify items of other comprehensive income (loss) by their nature in an annual financial statement. Comprehensive income (loss), as defined,

MI4E DEVICE MANAGEMENT AB
NOTES TO FINANCIAL STATEMENTS — (Continued)
includes all changes in equity during a period from non-owner sources. The comprehensive loss is equal to the net loss for the period presented.

Note 2 —	Balance Sheet Detail
      The following table provides details of major components of the indicated balance sheet accounts:

	March 16, 2005	June 30, 2004
	(thousands of Swedish Krona)
Property and Equipment, net:
Computers and other equipment	10	10
Furniture and fixtures	248	248
Less accumulated depreciation	(88)	(52)

	170	206

Other receivables:
Deposits	12	13
Prepaid expenses	22	8
Value added tax	44	125

	78	146

Accrued liabilities:
Accrued compensation	128	—
Accrued social security expenses	—	43
Accrued rent for premises	—	60
Accrued professional services	20	20
Accrued interest on long-term liabilities	2	20
Other	16	3

	166	146

Other current liabilities:
Employee withholding taxes	—	47
Other	181	—

	181	47

Note 3 — Income taxes
      For the 8.5 month period ended March 16, 2005 and the year ended June 30, 2004, the company had no taxable income.
      Operating losses for the 8.5 months ended March 16, 2005 have resulted in a deferred tax receivable of SEK 67. Because of the company’s situation a valuation allowance has been made for the full amount of this deferred tax asset. Accordingly as of March 16, 2005 the net deferred tax asset is zero.
      The company did not have any net operating loss carry forwards as of June 30, 2004.
      Deferred income tax applicable to temporary differences amounts to SEK 4 as of June 30, 2004.

MI4E DEVICE MANAGEMENT AB
NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 4 —	Shareholders’ Equity

	Ordinary Shares							Total
				Additional		Accumulated		Shareholders’
	Shares	Amount		Paid-in Capital		Deficit		Equity

Issuance of shares	1,000	SEK	100					SEK	100
Net loss for the year ended June 30, 2004						SEK	(18)		(18)
Net loss for the 8.5 month period ended March 16, 2005							(251)		(251)
Capital contribution				SEK	409				409

Balances, March 16, 2005	1,000	SEK	100	SEK	409	SEK	(269)	SEK	240

Note 5 —	Stock Option Plans
      As of March 16, 2005 and June 30, 2004, there were no stock option plans.

Note 6 —	Liabilities to credit institutions
      The company has borrowings of SEK 192 from SE-Banken and SEK 538 from ALMI Företagspartner AB as follows:

	Interest,	Amortization
	per annum	per annum	Security

SE-Banken	6.75%	SEK 100	Chattel mortgage, SEK 500
ALMI Företagspartner AB	9.25%	SEK 108	Chattel mortgage, SEK 700
     Accordingly, as of March 16, 2005 the loans will be repaid as follows in the future periods and years ending June 30:

2005	SEK	34
2006	SEK	208
2007	SEK	166
2008	SEK	108
2009	SEK	108
2010	SEK	106
	SEK	730

      In addition, the company has been granted a credit line of SEK 200 by SE-Banken.
      As of March 16, 2005 and June 30, 2004, there were no outstanding borrowings under this credit facility.

Note 7 —	Employee Benefit and Pension Plans
      As of March 16, 2005 and June, 30, 2004, the company did not have any employee benefit or pension plans.

Note 8 —	Commitments and Contingencies
      As of March 16, 2005 and June 30, 2004, the company did not have any operating lease agreements and no outstanding guarantee agreements.

Note 9 —	Related Party Transactions
      The company’s Chief Executive Officer, Anders Furehed and its Chairman of the Board, Noël Mulkeen, each have granted the company a loan of SEK 55. The loans were not interest-bearing and were contributed to its capital of the company on March 16, 2005.

Note 10 —	Subsequent event
     On March 16, 2005 all of the company’s shares were acquired by Insignia Solutions plc.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of Mi4e Device Management AB:
      In our opinion, the accompanying balance sheets and the related operating statements and cash flow statements present fairly, in all material respects, the financial position of Mi4e Device Management AB at March 16, 2005 and June 30, 2004, and the results of its operations and its cash flows for the eight and a half months ended March 16, 2005 and for the year ended June 30, 2004, the Company’s first year of operations, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ Öhrlings PricewaterhouseCoopers AB
Stockholm, Sweden
June 27, 2005